SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A1

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    August 25, 2000
                                                    --------------------------


                                    JAWZ Inc.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                            7371                      98-0167013
------------------------------------------------------------------------------
(State or other jurisdiction     (Commission              (I.R.S. Employer
of incorporation)               File Number)              Identification No.)

         12 Concorde Gate, Suite 900, Toronto, Ontario Canada M3C 3N6
------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code          (416) 444-9273
                                                      ------------------------

                             JAWS Technologies, Inc.
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated September 11, 2000 and its Current Report on Form 8-K dated September 18, 2000, as set forth in the pages attached hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Financial Information. The financial statements and pro forma financial information required as part of this item are being filed in this amendment to the Current Report on Form 8-K, dated September 11, 2000 and the Current Report on Form 8-K, dated September 18, 2000. This amendment is being filed within 60 days of the filing of each of the aforementioned Current Reports on Form 8-K. The financial statements being filed with this amendment are as follows:

         Report of Independent
         Auditors............................................................F-1

         Balance Sheets of 4COMM.com, Inc., dated as of March 31, 1999 and
         March 31, 2000 (Audited) and As of June 30, 2000
         (Unaudited).........................................................F-2

         Statements of Income (Loss) of 4COMM.com, INC., for the years ended March 31, 1999 and March 31, 2000 (Audited) and for the three-months ended June 30, 1999 and June 30, 2000
         (Unaudited).........................................................F-3

         Statements of Changes in Stockholders' Equity (Deficiency) of 4COMM.com, INC., for the years ended March 31, 1999 and March 31,
         2000 (Audited) and for the three-months ended June 30, 1999 and June 30, 2000
         (Unaudited).........................................................F-4

         Statements of Cash Flows of 4COMM.com, INC., for the years ended
         March 31, 1999 and March 31, 2000 (Audited) and for the three-months ended June 30, 1999 and June 30, 2000
         (Unaudited).........................................................F-5

         Notes to Financial Statements 4COMM.com, INC........................F-6

         Balance Sheet of Betach Advanced Solutions, Inc. as of June 30, 2000
         (Unaudited)........................................................F-12

         Statements of Income and Comprehensive Income and Retained Earnings
         of Betach Advanced Solutions, Inc. for the period from January 1,
         2000 (inception) to June 30, 2000
         (Unaudited)........................................................F-13

         Statement of Income Cash Flows of Betach Advanced Solutions, Inc.,
         for the period from January 1, 2000 (inception) to June 30, 2000
         (Unaudited)........................................................F-14

         Notes to Financial Statements of Betach Advanced Solutions,Inc.....F-15

         Report of Independent Auditors.....................................F-19

         Balance Sheets of Betach Systems Inc. as of September 30, 1999 and September 30, 2000 (Audited) and as of June 30, 2000
         (Unaudited)........................................................F-20

         Statements of Income (Loss) and Comprehensive Income (Loss) and Retained Earnings (Deficit) of Betach Systems Inc. for the year ended September 30, 1999 and

         January 26, 1998  (inception)  to September 30, 1998  (Audited)
         and forthe nine months ended June 30, 1999 and June 30, 2000
         (Unaudited)........................................................F-21

         Statements of Cash Flows of Betach Systems Inc. for the year ended September 30, 1999 and January 26, 1998 (inception) to September 30, 1998 (Audited) and for the nine months ended June 30, 1999 and June
         30, 2000
         (Unaudited)........................................................F-22

         Notes to Financial Statements Betach Systems Inc...................F-23

         Unaudited Pro Forma Consolidated Balance Sheet of JAWZ Inc. as of
         June 30, 2000......................................................F-30

         Unaudited Pro Forma Consolidated Statement of Income/(Loss) of JAWZ
         Inc. for the six months ended June 30, 2000........................F-31

         Notes to Unaudited Pro Forma Consolidated Financial Statements of
         JAWZ Inc...........................................................F-32

         Unaudited Pro Forma Consolidated Statement of Income of JAWZ Inc.
         for the twelve month period ending December 31, 1999...............F-35

         Notes to Unaudited Pro Forma Consolidated Statement of
         Income/(Loss)......................................................F-36

(c) The exhibits required by Item 601 of Regulations S-K are hereby incorporated by reference to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2000 (File No. 720300) and the Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 18, 2000 (File No. 724332).

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of 4COMM.com Inc. and Stockholders

We have audited the accompanying balance sheets of 4COMM.com Inc. as of March 31, 2000 and 1999 and the statements of income (loss), changes in stockholders' equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States.



Toronto, Canada,                                         /s/  Ernst & Young LLP
September 22, 2000                                       Chartered Accountants

4COMM.com Inc.


                                                BALANCE SHEETS
                                [all amounts are expressed in Canadian dollars]

As of


                                                                                            March 31,
                                                            June 30,          --------------------------------
                                                              2000               2000                  1999
                                                                $                  $                     $
--------------------------------------------------------------------------------------------------------------
                                                          [unaudited]
ASSETS

Current

Cash and cash equivalents                                    434,987            344,916              122,551

Accounts receivable [note 2]                                 393,885            284,631              334,585

Deferred charges                                             254,621            198,947              197,898

Future income taxes                                          147,038             63,464               51,543
--------------------------------------------------------------------------------------------------------------
Total current assets                                       1,230,531            891,958              706,577
--------------------------------------------------------------------------------------------------------------
Capital assets, net [note 3]                                  72,995             75,777               78,977
--------------------------------------------------------------------------------------------------------------
                                                           1,303,526            967,735              785,554
==============================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current

Accounts payable and accrued liabilities                     810,862            603,913              439,656

Income taxes payable                                          56,637             24,297               30,996

Current portion of long-term liabilities [note 4]             17,114             17,114               17,114

Due to stockholders [note 5]                                      --             20,456                  399

Deferred revenue                                             375,686            294,434              243,542
--------------------------------------------------------------------------------------------------------------
Total current liabilities                                  1,260,299            960,214              731,707
--------------------------------------------------------------------------------------------------------------
Long-term liabilities [note 4]                                 4,611              8,254               25,368
--------------------------------------------------------------------------------------------------------------
Total liabilities                                          1,264,910            968,468              757,075
--------------------------------------------------------------------------------------------------------------
Commitment [note 8]


Stockholders' equity (deficiency)

Authorized

   Unlimited number of non-voting,
     non-cumulative Class A shares

   Unlimited number of voting,
     non-cumulative Class B shares

   Unlimited number of non-voting,
     non-cumulative Class C shares

Capital stock issued [note 6]                                 16,100             28,600               41,100

Additional paid-in capital                                       900                900                  900

Retained earnings (deficit)                                   21,616            (30,233)             (13,521)
--------------------------------------------------------------------------------------------------------------
Total stockholders' equity (deficiency)                       38,616               (733)              28,479
--------------------------------------------------------------------------------------------------------------
                                                           1,303,526            967,735              785,554
==============================================================================================================

See accompanying notes

On behalf of the Board:


               Director                                   Director

4COMM.com Inc.


                                          STATEMENTS OF INCOME (LOSS)
                                [all amounts are expressed in Canadian dollars]


                                                     Three months ended                 Years ended
                                                          June 30,                       March 31,
                                              -------------------------------- -------------------------------
                                                    2000            1999            2000           1999
                                                     $               $               $               $
--------------------------------------------------------------------------------------------------------------
                                                        [unaudited]

Revenue                                            990,970         335,763       2,221,160       1,721,865

Cost of sales                                      766,483         224,968       1,613,070       1,024,744
--------------------------------------------------------------------------------------------------------------
                                                   224,487         110,795         608,090         697,121
--------------------------------------------------------------------------------------------------------------

Expenses

Advertising and promotion                           11,550          10,409          43,692          16,645

General and administration                         206,204          84,371         558,502         548,803
--------------------------------------------------------------------------------------------------------------
                                                   217,754          94,780         602,194         565,448
--------------------------------------------------------------------------------------------------------------
Income before the following                          6,733          16,015           5,896         131,673

Other income                                         1,500              93           1,686           2,556

Amortization                                         5,233           5,329          24,361          24,008

Interest expense on long-term liabilities              495             751           2,492           4,681
--------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                    2,505          10,028         (19,271)        105,540
--------------------------------------------------------------------------------------------------------------
Provision for (recovery of) income taxes

    Current                                         33,586           7,837           9,362          30,996

    Future                                         (32,582)         (6,079)        (11,921)         (7,947)
--------------------------------------------------------------------------------------------------------------
                                                     1,004           1,758          (2,559)         23,049
--------------------------------------------------------------------------------------------------------------
Net income (loss) for the period                     1,501           8,270         (16,712)         82,491
==============================================================================================================

See accompanying notes

4COMM.com Inc.


                                    STATEMENTS OF CHANGES IN STOCKHOLDERS'
                                              EQUITY (DEFICIENCY)
                                [all amounts are expressed in Canadian dollars]


                                                     Three months ended                 Years ended
                                                          June 30,                       March 31,
                                              -------------------------------- -------------------------------
                                                    2000            1999            2000           1999
                                                     $               $               $               $
--------------------------------------------------------------------------------------------------------------
                                                        [unaudited]
CAPITAL STOCK

Number of shares:

Class A shares, opening and closing balances            10              10              10              10
==============================================================================================================
Class B shares, opening and closing balances         1,510           1,510           1,510           1,510
==============================================================================================================

Class C shares

   Opening balance                                     125             250             250             250

   Redeemed for cash                                  (125)             --            (125)             --
--------------------------------------------------------------------------------------------------------------
Closing balance                                         --             250             125             250
==============================================================================================================

CAPITAL STOCK

Amount:

Class A shares, opening and closing balances         1,000           1,000           1,000           1,000
--------------------------------------------------------------------------------------------------------------
Class B shares, opening and closing balances        15,100          15,100          15,100          15,100
--------------------------------------------------------------------------------------------------------------

Class C shares

   Opening balance                                  12,500          25,000          25,000          25,000
--------------------------------------------------------------------------------------------------------------
   Redeemed for cash                               (12,500)             --         (12,500)             --
--------------------------------------------------------------------------------------------------------------
Closing balance                                         --          25,000          12,500          25,000
--------------------------------------------------------------------------------------------------------------
Total capital stock                                 16,100          41,100          28,600          41,100
==============================================================================================================

Additional paid-in Capital,
   opening and closing balances                        900             900             900             900
--------------------------------------------------------------------------------------------------------------

Retained earnings (deficit)

   Opening balance                                 (30,233)        (13,521)        (13,521)        (96,012)

   Future income tax adjustment                     50,348              --              --              --

   Net income (loss) for the period                  1,501           8,270         (16,712)         82,491
--------------------------------------------------------------------------------------------------------------
Closing balance                                     21,616          (5,251)        (30,233)        (13,521)
--------------------------------------------------------------------------------------------------------------

Total shareholders' equity (deficiency)             38,616          36,749            (733)        (28,479)
==============================================================================================================

See accompanying notes

4COMM.com Inc.


                                           STATEMENTS OF CASH FLOWS
                                [all amounts are expressed in Canadian dollars]



                                                     Three months ended                 Years ended
                                                          June 30,                       March 31,
                                              -------------------------------- -------------------------------
                                                    2000            1999            2000           1999
                                                     $               $               $               $
--------------------------------------------------------------------------------------------------------------
                                                        [unaudited]
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss) for the period                     1,501           8,270         (16,712)        82,491

Add (deduct) items not affecting cash

   Amortization                                      5,233           5,329          24,361         24,008

   Future income taxes                             (32,528)         (6,079)        (11,921)        (7,947)
--------------------------------------------------------------------------------------------------------------
                                                   (25,848)          7,520          (4,272)        98,552

Changes in non-cash working capital balances related to operations

   Decrease (increase) in accounts receivable     (109,254)         94,354          49,954       (221,247)

   Increase in deferred charges                    (55,674)           (765)         (1,049)      (197,898)

   Increase (decrease) in accounts payable
     and accrued liabilities                       206,949        (175,311)        164,257        230,583

   Increase (decrease) in income taxes
     payable                                        32,340          (1,271)         (6,699)        30,996

   Increase in deferred revenue                     81,252          26,428          50,892        145,696
--------------------------------------------------------------------------------------------------------------
Cash flows from (used in) operating
   activities                                      129,765         (49,045)        253,083         86,682
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of capital assets                          (3,095)           (515)        (21,161)       (27,712)

Advances from stockholders                         (20,456)         (2,854)         20,057         (7,955)
--------------------------------------------------------------------------------------------------------------
Cash flows used in investing activities            (23,551)         (3,369)         (1,104)       (35,667)
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Repayment of long-term liabilities                  (3,643)         (4,015)        (17,114)       (31,238)

Redemption of Class C shares                       (12,500)             --         (12,500)            --
--------------------------------------------------------------------------------------------------------------
Cash flows used in financing activities            (16,143)         (4,015)        (29,614)       (31,238)
--------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash during the
   period                                           90,071         (56,429)        222,365         19,777

Cash  and  cash  equivalents,   beginning  of
   period                                          334,916         122,551         122,551        102,774
--------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period           434,987          66,122         344,916        122,551
==============================================================================================================

Supplemental cash flow information

Interest paid                                          495             751           2,492          4,681

Income taxes paid                                      691           9,108          16,569            100
==============================================================================================================

See accompanying notes

4COMM.com Inc.

                          NOTES TO FINANCIAL STATEMENTS
                 [all amounts are expressed in Canadian dollars]
         [Information as at June 30, 2000 and for the three months ended
                 June 30, 2000 and June 30, 1999 is unaudited.]


March 31, 2000 and 1999



1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of 4COMM.com Inc. [the "Company"] have been prepared by management in accordance with accounting principles generally accepted in the United States. The more significant accounting policies are summarized below:

Revenue recognition

Revenue earned from product sales is recognized when the product is shipped provided that future vendor obligations are insignificant and collection is assured. Revenue from the sale of maintenance and other services is deferred and recognized as income over the period of the maintenance contract or on the provision of the services.

Capital assets

Capital assets are recorded at cost less accumulated amortization. Amortization is provided on a declining balance basis at the following annual rates:

Computer equipment                        30%
Furniture and fixtures                    20%
Office equipment                          20%
Software                                 100%

Income taxes

Income taxes are accounted for under the liability method. Deferred income taxes on the balance sheets reflect the cumulative effect of temporary differences between the carrying amounts of the Company's assets and liabilities and their tax bases.

Foreign currency translation

The Company's assets and liabilities denominated in foreign currencies are translated to Canadian dollars at the exchange rates in effect on the balance sheets dates. Revenue and expenses denominated in foreign currencies are translated at the exchange rate in effect on the date of the transactions. Exchange gains and losses arising from foreign currency transactions are included in income (loss) for the period.

4COMM.com Inc.

                          NOTES TO FINANCIAL STATEMENTS
                 [all amounts are expressed in Canadian dollars]
         [Information as at June 30, 2000 and for the three months ended
                 June 30, 2000 and June 30, 1999 is unaudited.]


March 31, 2000 and 1999



Financial instruments

The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and amounts due to stockholders approximate the carrying values due to their short-term maturity. The fair value of long-term liabilities, which approximates carrying value, is estimated based on current market yields.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents represent cash and short-term investments with periods to maturity of less than 90 days at the date of acquisition.

Advertising costs

Advertising costs are expensed as incurred. The Company does not incur significant costs associated with direct response advertising and, as such, there are no capitalized advertising costs.

2.    ACCOUNTS RECEIVABLE

While the Company has many clients, at June 30, 2000, one customer [March 30, 2000 -- two; March 31, 1999 -- three] represents 56% [March 31, 2000 -- 24%;
March 31, 1999 -- 41%] of the period-end accounts receivable balance. In addition, 11% [March 31, 2000 -- 30%; March 31, 1999 -- 11%] of the Company's
period-end receivables are denominated in U.S. currency and, therefore, the Company is exposed to fluctuations in exchange rates. The Company currently does not use any financial instruments to mitigate these risks.

4COMM.com Inc.

                          NOTES TO FINANCIAL STATEMENTS
                 [all amounts are expressed in Canadian dollars]
         [Information as at June 30, 2000 and for the three months ended
                 June 30, 2000 and June 30, 1999 is unaudited.]


March 31, 2000 and 1999



3.    CAPITAL ASSETS

Capital assets consist of the following:


                          June 30,                       March 31,
                            2000                2000                 1999
                     ------------------- ------------------- -------------------
                            Accumulated         Accumulated          Accumulated
                     Cost  amortization  Cost  amortization   Cost  amortization
                       $        $          $         $          $         $
--------------------------------------------------------------------------------
Computer equipment  147,841    99,226   146,284    95,347    131,847    76,611
Furniture and
  fixtures           37,115    21,741    37,115    20,932     32,604    17,450
Office equipment     21,478    13,254    21,478    12,821     19,265    10,934
Software             11,866    11,084    10,972    10,972     10,972    10,716
--------------------------------------------------------------------------------
                    218,300   145,305   215,849   140,072    194,688   115,711
Less accumulated
  amortization      145,305             140,072              115,711
--------------------------------------------------------------------------------
Net book value       72,995              75,777               78,977
================================================================================

4.    LONG-TERM LIABILITIES

Long-term liabilities consist of the following:


                                                      June 30,     March 31,     March 31,
                                                        2000         2000          1999
                                                         $             $             $
---------------------------------------------------------------------------------------------

Business improvement loan, bearing interest at prime
  [June 30, 2000 - 7.5%; March 31, 2000 - 7%;
  March 31, 1999 - 6.75%] plus 1% and secured by
  the assets purchased with the loan proceeds          21,725       25,368        42,482
Less current portion                                   17,114       17,114        17,114
---------------------------------------------------------------------------------------------
                                                        4,611        8,254        25,368
=============================================================================================


5.    DUE TO STOCKHOLDERS

The amount due to stockholders is interest free and has no specific terms of repayment. The amount was repaid in full subsequent to March 31, 2000.

4COMM.com Inc.

                          NOTES TO FINANCIAL STATEMENTS
                 [all amounts are expressed in Canadian dollars]
         [Information as at June 30, 2000 and for the three months ended
                 June 30, 2000 and June 30, 1999 is unaudited.]


March 31, 2000 and 1999



6.    CAPITAL STOCK

Capital stock consists of the following:

                                                          Common      Amount
                                                          shares
                                                             #           $
--------------------------------------------------------------------------------

Authorized

Unlimited number of non-voting, non-cumulative Class A shares
Unlimited number of voting, non-cumulative Class B shares
Unlimited number of non-voting, non-cumulative Class C shares

Issued - Class A shares
Balance, June 30, 2000; March 31, 2000, 1999 and 1998          10       1,000
================================================================================

Issued - Class B shares
Balance, June 30, 2000; March 31, 2000, 1999 and 1998       1,510      15,100
================================================================================

Issued - Class C shares
Balance, March 31, 1998                                       250      25,000
Redeemed for cash                                              --          --
--------------------------------------------------------------------------------
Balance, March 31, 1999                                       250      25,000
Redeemed for cash                                            (125)    (12,500)
--------------------------------------------------------------------------------
Balance, March 31, 2000                                       125      12,500
Redeemed for cash                                            (125)    (12,500)
--------------------------------------------------------------------------------
Balance, June 30, 2000                                         --          --
================================================================================

4COMM.com Inc.

                          NOTES TO FINANCIAL STATEMENTS
                 [all amounts are expressed in Canadian dollars]
         [Information as at June 30, 2000 and for the three months ended
                 June 30, 2000 and June 30, 1999 is unaudited.]


March 31, 2000 and 1999


7.    SEGMENTED INFORMATION

The Company carries on business in one reportable segment, being the provision of software and related services to ensure the security of information technology systems and data. The Company earns 100% of its revenue from external customers. The Company allocates sales on a geographic basis based on the location of the customer, of which substantially all revenue was earned in North America.

The number of customers who individually account for a significant portion of the Company's revenue in each period and the approximate revenue from each of these customers in the specified periods were as follows:

Fiscal Period ended    # of customers                       Revenue
                                                               %
---------------------------------------------------------------------

June 30, 2000                2                                    74
June 30, 1999                4                                    56
March 31, 2000               4                                    48
March 31, 1999               4                                    31
=====================================================================

8.    LEASE COMMITMENT

The Company leases office premises under contracts which terminate on July 31, 2000. The future minimum lease payments under such contracts are approximately $4,000. The Company then made an addendum to the lease agreement on July 18, 2000 which revised the lease term to include an additional 6 months. Therefore the new lease now terminates on January 31, 2001. The future minimum payments under such contracts are approximately $25,000.

9.    OPERATING LINE OF CREDIT

The Company has an operating line of credit with their bank, CIBC. The credit limit of this operating line is the lesser of:

[a]  $125,000; and
[b]  the total of
     o    75% of the receivable value; minus
     o    all prior ranking claims

The interest rate on the operating line is prime plus 1.0% per annum.

4COMM.com Inc.

                          NOTES TO FINANCIAL STATEMENTS
                 [all amounts are expressed in Canadian dollars]
         [Information as at June 30, 2000 and for the three months ended
                 June 30, 2000 and June 30, 1999 is unaudited.]


March 31, 2000 and 1999


As of March 31, 2000, the Company had not made a drawing from this line of credit. For periods prior to June 17, 1999 the operating line of credit had a limit of $75,000. As of March 31, 1999, the Company had not made a drawing from this line of credit. The facility is secured by a general security agreement over the Company's assets.

10.   RELATED PARTY TRANSACTIONS

The Company enters into transactions of immaterial value with a related party owned by the Company's stockholders. Amounts due from (to) this related party resulting from these transactions are as follows:

                                     June 30,  March 31,  March 31,
                                       2000       2000       1999
                                        $          $          $
---------------------------------------------------------------------

  Due from (to) related party        (3,751)    (3,751)          300
=====================================================================

11.   COMPARATIVE FINANCIAL STATEMENTS

The comparative financial statements have been reclassified from statements previously presented to conform to the presentation of the 2000 financial statements. These reclassifications related principally to the categories of expenses reported in the statements of income (loss).

12.   SUBSEQUENT EVENT

On August 16, 2000, all of the Company's issued and outstanding shares were acquired by Jaws' Technologies Inc.

Betach Advanced Solutions Inc.

                                  BALANCE SHEET
                     (all amounts expressed in U.S. dollars)


                                                                    June 30,
                                                                      2000
                                                                        $
-------------------------------------------------------------------------------
                                                                   (unaudited)
ASSETS [note 5]
Current
Accounts receivable                                                  236,129
Loan receivable [note 3]                                              84,238
Capital assets [note 4]                                               12,415
--------------------------------------------------------------------------------
                                                                     332,782
================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current
Bank indebtedness [note 5]                                            92,659
Accounts payable and accrued liabilities                             228,440
Income taxes payable [note 7]                                          2,196
-------------------------------------------------------------------------------
                                                                     323,295
-------------------------------------------------------------------------------

Stockholders' equity
Capital stock [note 6]
Authorized
Unlimited number of Classes A, B, C and I voting common shares
Unlimited number of Classes D, E, and F non-voting common shares
Unlimited  number of Classes G and H non-voting preferred shares

Issued and outstanding                                                  405

Cumulative translation adjustment                                       (85)
Retained earnings                                                     9,167
------------------------------------------------------------------------------
                                                                      9,487
------------------------------------------------------------------------------
                                                                    332,782
==============================================================================

See accompanying notes


On behalf of the Board:


                Director                              Director

Betach Advanced Solutions Inc.

                  STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                              AND RETAINED EARNINGS
                     (all amounts expressed in U.S. dollars)


                                                                   Period from
                                                                 commencement of
                                                                    operations
                                                                    on January
                                                                    1, 2000 to
                                                                      June 30,
                                                                        2000
                                                                          $
--------------------------------------------------------------------------------
                                                                   (unaudited)

REVENUE FROM SERVICES AND PRODUCT SALES                                574,374
--------------------------------------------------------------------------------

EXPENSES
Wages and benefits                                                      93,465
Management salaries                                                     81,480
Product cost                                                           327,935
Office                                                                   9,585
Rent                                                                     8,550
Training                                                                 9,080
Depreciation and amortization                                            2,253
Professional fees                                                          989
Travel                                                                   5,571
Interest and bank charges                                                1,757
Miscellaneous                                                           22,346
--------------------------------------------------------------------------------
                                                                       563,011
--------------------------------------------------------------------------------
Income before income taxes                                              11,363
Income taxes [note 7]                                                    2,196
================================================================================
Net income                                                               9,167
Other comprehensive loss
Foreign currency translation adjustment                                    (85)
--------------------------------------------------------------------------------
Comprehensive income                                                     9,082
================================================================================

Retained earnings, beginning of period                                      --
Net income                                                               9,167
--------------------------------------------------------------------------------
Retained earnings, end of period                                         9,167
================================================================================

See accompanying notes

Betach Advanced Solutions Inc.

                         STATEMENTS OF INCOME CASH FLOWS
                     (all amounts expressed in U.S. dollars)


                                                                   Period from
                                                                 commencement of
                                                                    operations
                                                                    on January
                                                                    1, 2000 to
                                                                      June 30,
                                                                        2000
                                                                          $
--------------------------------------------------------------------------------
                                                                 (unaudited)

CASH WAS PROVIDED BY (USED FOR):
Operating activities
Net income                                                               9,167
Items not affecting cash
   Depreciation and amortization                                         2,253
--------------------------------------------------------------------------------
                                                                        11,420
Net change in non-cash working capital balances [note 8]               (89,326)
--------------------------------------------------------------------------------
                                                                       (77,906)
--------------------------------------------------------------------------------

Investing activities
Purchase of capital assets                                             (14,753)
--------------------------------------------------------------------------------

Increase in bank indebtedness                                          (92,659)
Bank indebtedness, beginning of period                                      --
--------------------------------------------------------------------------------
Bank indebtedness, end of period                                       (92,659)
================================================================================

See accompanying notes

Betach Advanced Solutions Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

June 30, 2000                                                      (unaudited)

1.    BASIS OF PRESENTATION

Betach Advanced Solutions Inc. (the "Company") was incorporated under the Business Corporations Act (Alberta) on December 23, 1997. On January 1, 2000, the Company assumed the business of a related entity pursuant to a transfer of the network security and data networking operations from Betach Systems Inc., which is a preferred stockholder of the Company and whose stockholders and parties related to its stockholders effectively control the Company. The Company provides services exclusively in Canada.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have, in management's opinion, been properly prepared in accordance with accounting principles generally accepted in the United States. The Company's functional currency is the Canadian dollar, and its reporting currency is the U.S. dollar. Translation into U.S. dollars is as follows:

     - for balance sheet items, using the exchange rate at the respective balance sheet dates.

     - for income statement and cash flow items, using the average exchange rate for the respective reporting periods.

     -   translation gains and losses are recorded as other comprehensive income
         (loss) and shown as a separate component of stockholders' equity.

Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. The resulting exchange gains and losses on these items are included in net earnings.

The accompanying financial statements reflect all adjustments which are, in the opinion of management, necessary to reflect a fair presentation for the periods presented.

Capital assets

Capital assets are recorded at cost and amortized based on estimated useful lives as follows:

            Furniture and fixtures         20% declining balance
            Computer equipment             30% declining balance
            Computer software              Straight line over 3 years

Revenue and deferred revenue

Revenue for products and services is recognized over the period of the contract when the Company performs services under contracts which require performance over a period of time. The prepaid portion of contracts not yet recognized as revenue are recorded as deferred revenue.

Betach Advanced Solutions Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

June 30, 2000                                                      (unaudited)


Advertising

Advertising costs are expensed as incurred.

Income taxes

The Company follows the liability method of accounting for the tax effect of temporary differences between the carrying amount and the tax basis of the company's assets and liabilities. Temporary differences arise when the realization of an asset or the settlement of a liability would give rise to either an increase or decrease in the Company's income taxes payable for the year or later period. Future income taxes are recorded at the income tax rates that are expected to apply when the future tax liability is settled or the future tax asset is realized. When necessary, valuation allowances are established to reduce future income tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in future income tax assets and liabilities.

3.    LOAN RECEIVABLE

The Company advanced these amounts with no interest and no fixed repayment terms to Betach Systems Inc., a related party [see note 1].

4.    CAPITAL ASSETS

                                                      June 30, 2000
                                           ------------------------------------
                                             Cost     Accumulated   Net Book
                                                     Depreciation     Value
                                               $           $            $
-------------------------------------------------------------------------------

Furniture and fixtures                       1,011         101          910
Computer equipment                           8,223       1,233        6,990
Computer software                            5,418         903        4,515
-------------------------------------------------------------------------------
                                            14,652       2,237       12,415
================================================================================

5.    BANK INDEBTEDNESS

The Company has a $101,085 ($150,000 Cdn.) revolving loan with its bank of which $91,398 was drawn at June 30, 2000. This line of credit is repayable on demand and bears interest at the bank prime rate of 7.5% plus 1.5%. The loan is collateralized by personal guarantees of the stockholders and a general security agreement covering all assets of the Company.

Betach Advanced Solutions Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

June 30, 2000                                                      (unaudited)


6.    CAPITAL STOCK

                                                                       June 30,
                                                                         2000
                                                                           $
                                                                   -------------
Issued and outstanding
600 Class A voting common shares                                        404
================================================================================
10,000 Class G non-voting preferred shares                                1
================================================================================

The preferred shares are retractable and redeemable for an amount equal to the fair market value of the property transferred [see note 1].

7.    INCOME TAXES

The income tax expense differs from the amount computed by applying the Canadian federal statutory tax rates to the income before income taxes for the following reasons:

                                                                   Six month
                                                                  period ended
                                                                    June 30,
                                                                      2000
                                                                        $
                                                               ----------------

Income tax expense at Canadian statutory rate (44.62%)              5,070

Increase (decrease) in taxes resulting from:
   Small business deduction                                        (2,897)
   None-deductible amounts                                             23
-------------------------------------------------------------------------------
Income tax expense                                                  2,196
================================================================================

The Company has available undepreciated capital cost of approximately $12,600 for deduction against future taxable income.

8.    NET CHANGE IN NON-CASH WORKING CAPITAL

                                                                 June 30, 2000
                                                                       $
--------------------------------------------------------------------------------

Accounts receivable                                                (235,724)
Loan receivable                                                     (84,238)
Accounts payable and accrued liabilities                            228,440
Income taxes payable                                                  2,196
--------------------------------------------------------------------------------
Change relating to operating activities                             (89,326)
================================================================================

Betach Advanced Solutions Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

June 30, 2000                                                      (unaudited)

9.    FINANCIAL INSTRUMENTS

Financial instruments comprising accounts receivable, loan receivable, bank indebtedness, and accounts payable and accrued liabilities, approximate their fair value. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

10.   RECENT PRONOUNCEMENTS

SFAS No. 133, "Accounting for Derivatives and Hedging Activities", is effective for the Company's fiscal year commencing January 1, 2000. The Company does not acquire derivatives or engage in hedging activities.

The SEC has issued Staff Accounting Bulletin 101, "Revenue Recognition", which is effective for the Company's fiscal year commencing October 1, 2000. The guideline is not expected to have a material effect on the Company's revenue recognition policies.

11.   TAXES AND INTEREST PAID

The Company paid $nil in cash income taxes for the period. Cash interest paid for the period ended June 30, 2000 was $1,650.

12.   RELATED PARTY TRANSACTIONS

Included in accounts payable and accrued liabilities is $22,452 relating to operating expenses paid by Betach Systems Inc. on behalf of the Company.

Included  in  accounts   receivable   is  $405  relating  to  amounts  due  from
shareholders.

13.   SUBSEQUENT EVENTS

On September 7, 2000, the Company and Betach Systems Inc. closed an agreement, dated August 22, 2000, whereby the outstanding shares of both companies were sold to JAWS Technologies, Inc. ("JAWS") through its wholly-owned subsidiary, Jaws Acquisition Canada Corp. ("JACC"), in exchange for 1,120,000 shares of JACC and 400,000 common share purchase warrants of JAWS. Each JACC share is exchangeable into one common share of JAWS, except for 369,600 of these shares which have been placed in escrow, to be either released or canceled on September 7, 2001, depending upon whether certain revenue targets are achieved. The common share purchase warrants are exercisable at $5.07 per share and expire on September 7, 2005.

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors of
Betach Systems Inc.

We have audited the accompanying balance sheets of Betach Systems Inc. as at September 30, 1999 and 1998 and the related statements of income (loss) and comprehensive income (loss) and retained earnings (deficit) and cash flows for the year ended September 30, 1999 and the period from commencement of operations on January 26, 1998 to September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Betach Systems Inc. as at September 30, 1999 and 1998 and the results of its operations and its cash flows for the year ended September 30, 1999 and the period from commencement of operations on January 26, 1998 to September 30, 1998 in conformity with accounting principles generally accepted in the United States.


Calgary, Canada,                                         /s/ Ernst & Young LLP
August 9, 2000                                           Chartered Accountants

Betach Systems Inc.

                                 BALANCE SHEETS
                     (all amounts expressed in U.S. dollars)

                                                   June 30,    September 30,
                                                     2000      1999     1998
                                                       $         $        $
-------------------------------------------------------------------------------
                                                  (unaudited)
ASSETS [note 5]
Current
Accounts receivable [note 15]                        368,503  314,092  161,275
Prepaid expenses and deposits                         14,642   14,067    4,294
-------------------------------------------------------------------------------
                                                     383,145  328,159  165,569
Investment in Betach Advanced Solutions Inc.               1       --       --
[note 15]
Capital assets [note 3]                              105,788  123,281   53,583
-------------------------------------------------------------------------------
                                                     488,934  451,440  219,152
===============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current
Bank indebtedness [note 4]                           147,768   89,116   79,926
Accounts payable and accrued liabilities             213,819  270,841  125,872
Deferred revenue                                       1,121   19,580    1,029
Due to stockholders [note 5]                          23,041   27,469   34,982
Income taxes payable (recoverable) [note 8]          (12,402)  10,202       --
-------------------------------------------------------------------------------
                                                     373,347  417,208  241,809
-------------------------------------------------------------------------------

Loan payable [note 6]                                 84,238       --       --
-------------------------------------------------------------------------------

Commitments [note 9]

Stockholders' equity (deficiency)
Capital stock [note 7]
Authorized
Unlimited  number of Class A voting  common shares
Unlimited  number of Class B voting common shares
Unlimited number of Class C non-voting preferred shares

Issued and outstanding                                     3        3        3

Cumulative translation adjustment                      1,085    1,428      990
Retained earnings (deficit)                           30,261   32,801  (23,650)
-------------------------------------------------------------------------------
                                                      31,349   34,232  (22,657)
-------------------------------------------------------------------------------
                                                     488,934  451,440  219,152
================================================================================

See accompanying notes

On behalf of the Board:

               Director                              Director

Betach Systems Inc.

                  STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE
                  INCOME (LOSS) AND RETAINED EARNINGS (DEFICIT)
                     (all amounts expressed in U.S. dollars)

                                                                   Period from
                                                                 commencement of
                                                                  operations on
                                                                   January 26,
                                  Nine months ended   Year ended     1998 to
                                       June 30,        September    September
                                 -------------------      30,          30,
                                   2000      1999        1999         1998
                                    $          $           $            $
--------------------------------------------------------------------------------
                                          (unaudited)

REVENUE FROM SERVICES AND
PRODUCT SALES                    1,472,448 1,201,920   1,734,132    548,905
--------------------------------------------------------------------------------

EXPENSES
Wages and benefits                   699,638   358,934     973,726    304,376
Management salaries                  146,664   143,716     207,589    127,174
Product cost                         345,350   332,887     137,024     48,520
Office                                48,642    32,214      67,658     22,713
Rent                                  39,680    23,915      37,321      7,653
Training                              60,692    25,206      43,861     24,354
Depreciation and amortization         37,932    22,245      77,417     18,965
Professional fees                      4,100     1,157      36,599        881
Travel                                43,573    10,560      25,038      3,006
Meals and entertainment                9,398     4,745       6,845      3,334
Advertising and promotion             12,139     9,135      16,774      1,176
Insurance                              5,672     7,315       5,743      4,363
Interest and bank charges              7,672     4,514       4,766      2,714
Miscellaneous                         13,836     9,946      27,352      3,325
--------------------------------------------------------------------------------
                                   1,474,988   986,489   1,667,714    572,555
--------------------------------------------------------------------------------
Income (loss) before income taxes     (2,540)  215,431      66,418    (23,650)
Income taxes [note 8]                     --    38,233       9,967         --
--------------------------------------------------------------------------------
Net income (loss)                     (2,540)  177,198      56,451    (23,650)
Other comprehensive income
(loss)
Foreign currency translation            (343)    3,786         438        990
adjustment
================================================================================
Comprehensive income (loss)           (2,883)  180,984      56,889    (22,660)
================================================================================

Retained earnings (deficit),
beginning of period                   32,801   (23,650)    (23,650)        --
Net income (loss)                     (2,540)  177,198      56,451    (23,650)
================================================================================
Retained earnings (deficit),          30,261   153,548      32,801    (23,650)
end of period
================================================================================

See accompanying notes

Betach Systems Inc.


                            STATEMENTS OF CASH FLOWS
                     (all amounts expressed in U.S. dollars)


                                                                   Period from
                                                                 commencement of
                                                                  operations on
                                                                   January 26,
                                  Nine months ended   Year ended     1998 to
                                       June 30,        September    September
                                 -------------------      30,          30,
                                   2000      1999        1999         1998
                                    $          $           $            $
--------------------------------------------------------------------------------
                                          (unaudited)
CASH WAS PROVIDED BY (USED FOR):

Operating activities
Net income (loss)                         (2,540)  177,198      56,451      (23,650)
Items not affecting cash
  Depreciation and amortization           37,932    22,245      77,417       18,965
Deferred income taxes                         --     1,887          --           --
------------------------------------------------------------------------------------
                                          35,392   201,330     133,868       (4,685)
Net change in non-cash working
capital balances [note 10]               (68,966) (115,988)     11,132      (38,668)
------------------------------------------------------------------------------------
                                         (33,574)   85,342     145,000      (43,353)
------------------------------------------------------------------------------------

Investing activities
Purchase of capital assets               (20,650)  (39,750)   (147,085)     (71,555)
Proceeds from disposal of capital
assets                                        --        --         408           --
------------------------------------------------------------------------------------
                                         (20,650)  (39,750)   (146,677)     (71,555)
------------------------------------------------------------------------------------

Financing activities
Loans from stockholders                   (4,428)  (42,771)     (7,513)      34,982
------------------------------------------------------------------------------------
                                          (4,428)  (42,771)     (7,513)      34,982
------------------------------------------------------------------------------------

(Increase) decrease in bank
indebtedness                             (58,652)   2,821       (9,190)     (79,926)
Bank indebtedness, beginning of
period                                   (89,116)  (79,926)    (79,926)          --
------------------------------------------------------------------------------------
Bank indebtedness, end of period        (147,768)  (77,105)    (89,116)     (79,926)
====================================================================================

See accompanying notes

Betach Systems Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

(Information as at June 30, 2000 and for the nine month periods ended June 30,2000 and 1999 is unaudited)



1.   BASIS OF PRESENTATION

Betach Systems Inc. (the "Company") was incorporated under the Business Corporations Act (Alberta) on November 24, 1997. The Company was inactive until January 26, 1998. The Company provides e-business integration applications and security and networking services exclusively in Canada.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements have, in management's opinion, been properly prepared in accordance with accounting principles generally accepted in the United States. The Company's functional currency is the Canadian dollar, and its reporting currency is the U.S. dollar. Translation into U.S. dollars is as follows:

     - for balance sheet items, using the exchange rate at the respective balance sheet dates.

     - for income statement and cash flow items, using the average exchange rate for the respective reporting periods.

     -   translation gains and losses are recorded as other comprehensive income
         (loss) and shown as a separate component of stockholders' equity.

Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. The resulting exchange gains and losses on these items are included in net earnings.

The accompanying financial statements reflect all adjustments which are, in the opinion of management, necessary to reflect a fair presentation for the periods presented.

Capital assets

Capital assets are recorded at cost and are depreciated at the following annual rates which are designed to amortize the cost of the assets over their estimated useful lives:

            Furniture and fixtures         20% diminishing balance
            Computer hardware              30% diminishing balance
            Computer software              50% diminishing balance
            Leasehold improvements         straight line over the
                                           lease term

Betach Systems Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

(Information as at June 30, 2000 and for the nine month periods ended June 30,2000 and 1999 is unaudited)



Revenue and deferred revenue

Revenue for products and services is recognized over the period of the contract when the Company performs services under contracts which require performance over a period of time. The prepaid portion of contracts not yet recognized as revenue are recorded as deferred revenue.

Advertising

Advertising costs are expensed as incurred.

Income taxes

The Company follows the liability method of accounting for the tax effect of temporary differences between the carrying amount and the tax basis of the company's assets and liabilities. Temporary differences arise when the realization of an asset or the settlement of a liability would give rise to either an increase or decrease in the Company's income taxes payable for the year or later period. Future income taxes are recorded at the income tax rates that are expected to apply when the future tax liability is settled or the future tax asset is realized. When necessary, valuation allowances are established to reduce future income tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in future income tax assets and liabilities.

3.   CAPITAL ASSETS

                                           June 30, 2000 (unaudited)
                                       -----------------------------------
                                                 Accumulated   Net Book
                                         Cost    Depreciation    Value
                                           $          $            $
--------------------------------------------------------------------------
Furniture and fixtures                     8,314        2,638       5,676
Computer hardware                        127,701       58,935      68,766
Computer software                         79,462       56,494      22,968
Leasehold improvements                    11,601        3,223       8,378
--------------------------------------------------------------------------
                                         227,078      121,290     105,788
==========================================================================

Betach Systems Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

(Information as at June 30, 2000 and for the nine month periods ended June 30,2000 and 1999 is unaudited)



                                            September 30, 1999
                                     ----------------------------------
                                              Accumulated   Net Book
                                       Cost   Depreciation    Value
                                        $          $            $
-----------------------------------------------------------------------
Furniture and fixtures                  6,381        1,654       4,727
Computer hardware                     112,371       39,385      72,986
Computer software                      77,341       43,171      34,170
Leasehold improvements                 11,724          326      11,398
-----------------------------------------------------------------------
                                      207,817       84,536     123,281
=======================================================================

                                            September 30, 1998
                                     ----------------------------------
                                              Accumulated   Net Book
                                       Cost   Depreciation    Value
                                        $          $            $
-----------------------------------------------------------------------
Furniture and fixtures                  4,856          728       4,128
Computer hardware                      36,247        8,155      28,092
Computer software                      23,086        8,657      14,429
Leasehold improvements                  7,564          630       6,934
-----------------------------------------------------------------------
                                        1,753       18,170      53,583
=======================================================================

4.   BANK INDEBTEDNESS

The Company has a $168,475 ($250,000 Cdn.) revolving loan with its bank. This line of credit is repayable on demand and bears interest at the bank prime rate of 7.5% plus 1.5%. The loan is collateralized by personal guarantees of the stockholders, at no cost to the Company, and a general security agreement covering all assets of the Company.

5.   DUE TO STOCKHOLDERS

The stockholders' loans are non-interest bearing and have no fixed repayment terms.

6.   LOAN PAYABLE

The Company received these amounts with no interest and no fixed repayment terms from Betach Advanced Systems Inc., a related party [see note 15].

Betach Systems Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

(Information as at June 30, 2000 and for the nine month periods ended June 30,2000 and 1999 is unaudited)



7.   CAPITAL STOCK

                                                June 30,   September  September
                                                  2000      30, 1999   30, 1998
Issued and outstanding                              $          $          $
                                               ---------------------------------
                                               (unaudited)
400 Class A voting common shares, issued upon
incorporation                                            3          3          3
                                               =================================

8.   INCOME TAXES

The income tax expense (benefit) differs from the amount computed by applying the Canadian federal statutory tax rates to the income (loss) before income taxes for the following reasons:

                                                                   Period from
                                                                 commencement of
                                                                  operations on
                                                                   January 26,
                                  Nine months ended   Year ended     1998 to
                                       June 30,        September    September
                                 -------------------      30,          30,
                                   2000      1999        1999         1998
                                    $          $           $            $
                              --------------------------------------------------
                                          (unaudited)

Income tax expense (benefit)at
Canadian statutory rate
(44.62%)                           (1,133)    96,125       29,636       (10,553)
Increase (decrease) in taxes
resulting from:
  Small business deduction            647    (54,935)     (16,937)        6,031
  Utilization of unrecognized
     loss carryforwards                --     (3,386)      (3,386)           --
  Utilization of loss carryback      (406)        --           --            --
  Non-deductible expenses             892        429          654            --
  Future tax asset valuation
     allowance                         --         --           --         4,522
                              --------------------------------------------------
Income tax expense                     --     38,233        9,967            --
                              ==================================================

Betach Systems Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

(Information as at June 30, 2000 and for the nine month periods ended June 30,2000 and 1999 is unaudited)



9.   COMMITMENTS

The Company is committed to the following annual minimum lease payments on its office premises:

                                                $
                                           ---------
                         2000                55,962
                         2001                55,962
                         2002                50,175
                         2003                 3,217
                         2004 and
                         thereafter             nil
                                           ---------
                                            165,316
                                           =========

10.   NET CHANGE IN NON-CASH WORKING CAPITAL

                                                                   Period from
                                                                 commencement of
                                                                  operations on
                                                                   January 26,
                                  Nine months ended   Year ended     1998 to
                                       June 30,        September    September
                                 -------------------      30,          30,
                                   2000      1999        1999         1998
                                    $          $           $            $
--------------------------------------------------------------------------------
                                          (unaudited)

Accounts receivable              (54,412)  (165,888)    (152,817)      (161,275)

Prepaid expenses and
  deposits                          (575)   (21,711)      (9,773)        (4,294)

Accounts payable and
  accrued liabilities            (57,022)    36,294      144,969        125,872

Unearned revenue                 (18,459)    (1,029)      18,551          1,029

Income taxes payable             (22,736)    36,346       10,202             --

Loan payable                      84,238         --           --             --
--------------------------------------------------------------------------------

Change relating to
  operating activities           (68,966)  (115,988)      11,132        (38,668)
================================================================================

Betach Systems Inc.

                          NOTES TO FINANCIAL STATEMENTS
                   (all amounts are expressed in U.S. dollars)

(Information as at June 30, 2000 and for the nine month periods ended June 30,2000 and 1999 is unaudited)



11.   FINANCIAL INSTRUMENTS

Financial instruments comprising accounts receivable, deposits, bank indebtedness, accounts payable and accrued liabilities and amounts due to stockholders, approximate their fair value. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

12.   CONCENTRATION OF CREDIT RISK

Services provided to the Company's recurring customers are generally performed on an open account. The Company performs periodic credit evaluations of its ongoing customers and does not require collateral. There is no reserve for potential credit losses since such losses have not occurred and management expects this situation to continue.

As  at  June  30,  2000,   accounts   receivable   from  three  customers  were,
respectively, $139,211, $64,104 and $53,643. Management's opinion is that no provision is necessary for any of these balances.

13.   RECENT PRONOUNCEMENTS

SFAS No. 133, "Accounting for Derivatives and Hedging Activities", is effective for the Company's fiscal year commencing October 1, 2000. The Company does not acquire derivatives or engage in hedging activities.

The SEC has issued Staff Accounting Bulletin 101, "Revenue Recognition", which is effective for the Company's fiscal year commencing October 1, 2000. The guideline is not expected to have a material effect on the Company's revenue recognition policies.

14.   TAXES AND INTEREST PAID

The Company paid $22,736 in cash income taxes during the period ended June 30, 2000. (during periods ended September 30, 1999 and 1998 -- $nil). Cash interest paid for 1999 was $4,114 (1998 -- $2,166).

15.   RELATED PARTY TRANSACTIONS

Pursuant to a reorganization which occurred on January 1, 2000, the network security and data networking operations were transferred to Betach Advanced Solutions Inc., an entity effectively controlled by the stockholders of the Company and parties related to the stockholders of the Company. In exchange, the Company received 10,000 preferred non-voting shares with an elected paid up value of $1.

Betach Systems Inc.

                        NOTES TO FINANCIAL STATEMENTS
                 (all amounts are expressed in U.S. dollars)

(Information as at June 30, 2000 and for the nine month periods ended June 30,2000 and 1999 is unaudited)



Included in accounts receivable is $22,452 relating to operating expenses paid by the Company for Betach Advanced Solutions Inc.

16.   SUBSEQUENT EVENTS

On September 7, 2000, the Company and Betach Advanced Solutions Inc. closed an agreement, dated August 22, 2000, whereby the outstanding shares of both companies were sold to JAWS Technologies, Inc. ("JAWS") through its wholly-owned subsidiary, Jaws Acquisition Canada Corp. ("JACC"), in exchange for 1,120,000 shares of JACC and 400,000 common share purchase warrants of JAWS. Each JACC share is exchangeable into one common share of JAWS, except for 369,600 of these shares which have been placed in escrow, to be either released or canceled on September 7, 2001, depending upon whether certain revenue targets are achieved. The common share purchase warrants are exercisable at $5.07 per share and expire on September 7, 2005.

                                    JAWZ Inc
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          (All amounts stated in $U.S.)



                                                                       As at June 30, 2000
                                                                                                        JAWZ Inc. - Pro
                                                                                    Note      Pro Forma      Forma
                                            JAWZ Inc.    BSI & BASI    4Com.Com   Reference  Adjustments  Consolidated
                                            Unaudited    Unaudited    Unaudited                             Unaudited
ASSETS
Current Assets
Cash and short term deposits                 $5,653,340     $604,632     $293,157   2.0       ($218,867)  $6,332,262
Term deposits                                   $28,494           $0           $0                    --      $28,494
Accounts receivable                          $1,197,922           $0     $265,457                    --   $1,463,379
Due from Related Parties                     $1,324,273           $0           $0                    --   $1,324,273
Prepaid expenses                               $323,534      $14,642           $0                    --     $338,176
Deferred Charges                                     $0           $0     $171,601                    --     $171,601
Future Income Taxes                                  $0           $0      $99,096                    --      $99,096
                                           --------------------------------------------------------------------------
                                             $8,527,563     $619,274     $829,311             ($218,867)  $9,757,281

Equipment and Leasehold Improvements (net)   $2,235,224     $118,203      $49,195                    --   $2,402,622
Intangible Assets - Goodwill                $17,757,075           $0           $0   2.1      $4,319,693  $24,000,047
                                                                                    2.2      $1,923,279
Investment                                      $20,000           $0           $0                    --      $20,000
                                           --------------------------------------------------------------------------
Total Assets                                $28,539,862     $737,477     $878,506            $6,024,105  $36,179,949
                                           ==========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Bank Indebtedness                                    $0     $240,427           $0                    --     $240,427
Accounts payable and accrued liabilities     $2,943,472     $442,259     $546,477   2.0        $200,000   $4,132,208
Current portion of capital leases               $63,213           $0           $0                    --      $63,213
Deferred Revenue                                     $0       $1,121     $253,192                    --     $254,313
Due to related parties                         $306,777           $0           $0                    --     $306,777
Due to stockholders                              $2,816      $23,041           $0                    --      $25,857
Income Tax Payable                                   $0     ($10,206)     $38,170                    --      $27,964
Current portion of long term liabilities             $0           $0      $11,534                    --      $11,534
                                           --------------------------------------------------------------------------
                                             $3,316,278     $696,642     $849,373              $200,000   $5,062,293

Long term liabilities                                $0           $0       $3,108                             $3,108
Obligations under capital leases               $244,656           $0           $0                    --     $244,656
                                           --------------------------------------------------------------------------
Total Liabilities                            $3,560,934     $696,642     $852,481              $200,000   $5,310,056

Stockholders Equity
Share capital                               $46,639,047         $408      $11,457   2.0        ($11,865) $52,530,012
                                                                                    2.1      $3,804,528
                                                                                    2.1        $456,000
                                                                                    2.2      $1,630,437
Cumulative translation adjustment             ($264,374)      $1,000           $0   2.0         ($1,000)   ($264,374)
(Deficit) / Retained Earnings              ($21,395,745)     $39,427      $14,568   2.0        ($53,995)($21,395,745)
                                           --------------------------------------------------------------------------
                                            $24,978,928      $40,835      $26,025            $5,824,105  $30,869,893

                                           --------------------------------------------------------------------------
Total Liabilities & Stockholders Equity     $28,539,862     $737,477     $878,506            $6,024,105  $36,179,949
                                           ==========================================================================

                See accompanying notes to the unaudited pro forma
                       consolidated financial statements.


                                    JAWZ Inc
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME/(LOSS)
                          (All amounts stated in $U.S.)

                                                  Six Month Period ending June 30, 20000

                                                    Offsite Data        Nucleus
                                      JAWZ Inc.    Storage Inc. *  Consulting, Inc.**    BSI & BASI
                                      Unaudited       Unaudited        Unaudited          Unaudited

Revenue                               $2,944,343         $31,177        $403,521         $1,530,391
Cost of sales                           $880,111         $22,573              $0           $498,095

Expenses
Advertising & Promotion               $1,091,712         $55,726              $0                 $0
General & Administration              $9,089,266        $139,160        $337,412         $1,027,859
-----------------------------------------------------------------------------------------------------------
Loss before Interest, Financing
Fees, Depreciation & Amortization,
& Provision for Income Taxes         ($8,116,746)      ($186,281)        $66,109             $4,437

Interest Expense & Amortization
of Deferred  Financing Fees & Debt
Discount                                  14,789              $0              $0             $8,747
Foreign Exchange (Gain)/Loss            ($69,618)             $0              $0                 $0
Depreciation                            $208,828              $0              $0            $27,541
Amortization                          $2,744,083              $0              $0                 $0
Provision for Income Taxes                    $0              $0         $23,000             $2,196
-----------------------------------------------------------------------------------------------------------
Net Income/(Loss) for the period    ($11,014,828)      ($186,282)        $43,109           ($34,047)
Net loss per common stock                 ($0.35)             --              --                 --

Weighted avg number of shares
outstanding                           31,077,935              --              --                 --



                                                  Six Month Period ending June 30, 20000

                                                      Note        Pro Forma        JAWZ Inc. Pro
                                     4Comm.Com      Reference    Adjustments     Forma Consolidated
                                      Unaudited                                       Unaudited

Revenue                               $1,183,867                            --        $6,093,299
Cost of sales                           $872,742                            --        $2,273,522

Expenses
Advertising & Promotion                  $11,816                            --        $1,159,254
General & Administration                $243,721                            --       $10,837,417
------------------------------------------------------------------------------------------------
Loss before Interest, Financing
Fees, Depreciation & Amortization,
& Provision for Income Taxes             $55,588                                     ($8,176,893)

Interest Expense & Amortization
of Deferred  Financing Fees & Debt
Discount                                    $689                            --           $24,225
Foreign Exchange (Gain)/Loss                  $0                            --          ($69,618)
Depreciation                              $7,631                            --          $244,000
Amortization                                  $0         3.0        $1,596,604        $4,340,687
Provision for Income Taxes               $18,908                            --           $44,104
------------------------------------------------------------------------------------------------
Net Income/(Loss) for the period         $28,360                   ($1,596,604)     ($12,760,292)
Net loss per common stock                     --                            --            ($0.39)

Weighted avg number of shares
outstanding                                   --         2.1           750,400        32,330,008
                                                         2.2           501,673

* Numbers for Offsite represent results only for the period of January 1, 2000 to January 29, 2000.
** Numbers for Nucleus represent results only for the period of January 1, 2000 to April 20, 2000.



                See accompanying notes to the unaudited pro forma
                       consolidated financial statements.

                                    JAWZ Inc
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                          (All amounts stated in $U.S.)
                                  June 30, 2000


1. The accompanying unaudited pro forma consolidated financial statements have been prepared by management from the unaudited financial statements as at June 30, 2000 and for the 6 month period then ended of JAWZ Inc. (a Delaware corporation) ("JAWZ"), and the unaudited financial statements of Offsite Data Services ("Offsite"), Nucleus Consulting Inc ("Nucleus"), Betach Systems Inc ("BSI"), Betach Advanced Systems Inc ("BASI"), and 4COMM.com Inc ("4Comm") as at June 30, 2000 and for the 6 month period ended June 30, 2000, together with other information available to the companies. In the opinion of the management of JAWZ, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation in accordance with generally accepted accounting principles in the United States. These unaudited pro forma consolidated financial statements may not be indicative of the financial position or the results of operations that actually would have occurred if the events reflected therein had been in effect on the dates indicated nor of the financial position or the results of operations which may be obtained in the future.

   These unaudited pro forma consolidated financial statements should be read in conjunction with the audited and unaudited financial statements of the companies included elsewhere in this filing.

2. The unaudited pro forma consolidated balance sheet as at June 30, 2000 gives effect to the following assumptions and transactions outlined in this filing as if the effective dates of those transactions were June 30, 2000:

   2.1 On August 22, 2000 the Company purchased 100% of the outstanding common shares of Betach Systems Inc. and Betach Advanced Solutions Inc. (the Betach companies), incorporated in Alberta, Canada, in exchange for 750,400 exchangeable shares of the Company with an ascribed value of $3,804,528. Exchangeable shares have economic rights, including the right to any dividend and voting attributes equivalent to the Company's common stock. The holders of the exchangeable shares have the right to receive Company common stock on a one for one basis. In addition, 400,000 warrants with an ascribed value of $1.14 were released on closing. The warrants include cashless exercise provisions and each warrant is exercisable into one share of common stock. These warrants expire on August 22, 2005.

         There is contingent share consideration of 369,600 exchangeable shares of the Company to be released on the 12 month anniversary date. The contingent consideration is subject to the continued employment of certain key individuals and meeting the 12 month revenue target of $4,000,000. The contingent consideration has not been reflected in these unaudited pro forma consolidated financial statements, as the outcome of the contingent share consideration cannot be reasonably determined at this time. The acquisition has been accounted for using the purchase method. The purchase price has been allocated to the net assets based on their estimated fair values as follows:

                                    JAWZ Inc
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                        (All amounts stated in $U.S.)
                                  June 30, 2000


         ----------------------------------------------------------------
                                                Purchase Price Allocation
         ----------------------------------------------------------------
         Net assets acquired                                    $ 40,835
         ----------------------------------------------------------------
         Goodwill                                            $ 4,319,693
         ----------------------------------------------------------------
         Purchase Price                                      $ 4,360,528
         ----------------------------------------------------------------

         ----------------------------------------------------------------
         Consideration:
         ----------------------------------------------------------------
         Common Stock of JAWZ                                $ 3,804,528
         ----------------------------------------------------------------
         Warrants                                              $ 456,000
         ----------------------------------------------------------------
         Acquisition Costs                                     $ 100,000
         ----------------------------------------------------------------
         Total Consideration                                  $4,360,528
         ----------------------------------------------------------------

   2.2 On August 15, 2000, the Company purchased 100% of the outstanding common shares of 4COMM.com Inc, a company incorporated in Ontario, Canada in exchange for $218,867 and 140,618 exchangeable shares of the Company with an ascribed value of $457,037. In addition, 361,055 exchangeable shares with an ascribed value of $1,173,502 representing the first installment of contingent consideration was paid on closing. Exchangeable shares have economic rights, including the right to any dividend and voting attributes equivalent to the Company's common stock. The holders of the exchangeable shares have the right to receive Company common stock on a one for one basis.

         There is contingent consideration of 1,444,220 exchangeable shares of the Company. As described above, 361,055 exchangeable shares were issued on closing. The remainder will be issued at the 12, 24 and 36 month anniversary dates. This exchangeable share consideration will be released if the 12, 24, 36 month targets for gross revenue and earnings before interest and taxes are met. These targets are gross revenues of $3,500,000, $5,500,000 and $8,400,000 respectively and earnings before interest and tax of $600,000, $1,000,000 and $1,800,000 respectively. The contingent consideration has not been reflected in these unaudited pro forma consolidated financial statements, as the outcome of the contingent share consideration cannot be reasonably determined at this time. The acquisition has been accounted for using the purchase method. The purchase price has been allocated to the net assets based on their estimated fair values as follows:

                                    JAWZ Inc
                          NOTES TO UNAUDITED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS
                          (All amounts stated in $U.S.)
                                  June 30, 2000


         ----------------------------------------------------------------
                                                Purchase Price Allocation
         ----------------------------------------------------------------
         Net assets acquired                                    $ 26,025
         ----------------------------------------------------------------
         Goodwill                                            $ 1,923,279
         ----------------------------------------------------------------
         Purchase Price                                      $ 1,949,304
         ----------------------------------------------------------------

         ----------------------------------------------------------------
         Consideration:
         ----------------------------------------------------------------
         Common Stock of JAWZ                                $ 1,630,437
         ----------------------------------------------------------------
         Cash                                                  $ 218,867
         ----------------------------------------------------------------
         Acquisition Costs                                     $ 100,000
         ----------------------------------------------------------------
         Total Consideration                                  $1,949,304
         ----------------------------------------------------------------

   3. The unaudited pro forma consolidated statement of income for the six month period ended June 30, 2000 gives effect to the acquisitions by JAWZ as described in 2.0 above as if the transactions had occurred January 1, 2000. The following adjustments are reflected:

         The amortization of goodwill attributable to the allocation of the purchase price of Offsite, Nucleus, Betach (see 2.1 above), and 4Comm (see 2.2 above) in excess of the carrying value of the net assets acquired, calculated on a straight-line basis over a period of three years.

   4. The amounts shown in these unaudited pro forma consolidated financial statements have been translated into United States dollars from Canadian dollars at the period end rate for the balance sheet and the period average rate for the income statement.

                                    JAWZ Inc
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          (All amounts stated in $U.S.)



                                                                     Twelve Month Period ending December 31, 1999*

                                                                 Pace Systems     Offsite Data        Nucleus         Betach Systems
                                                  JAWZ Inc.       Group Inc.        Storage       Consulting, Inc.      Inc (BSI)
                                                   Audited         Audited          Audited           Audited            Audited
                                                               12 Month Period  12 Month Period                      12 Month Period
                                                               ending July 31,  ending June 30,                      ending Sept 30,
                                                                     1999             1999                                 1999
Revenue                                             $592,046     $1,261,989         $161,811         $3,434,719        $1,734,132
Cost of sales                                             $0             $0         $146,903                 $0                $0

Expenses
Advertising & Promotion                             $363,916             $0          $63,877                 $0           $16,774
General & Administration                          $5,577,447     $1,203,473         $190,509         $2,854,913        $1,568,757
Technical Services                                        $0             $0          $80,279                 $0                $0
------------------------------------------------------------------------------------------------------------------------------------
Loss before Interest, Financing Fees,
Depreciation & Amortization, & Provision for
Income Taxes.                                    ($5,349,317)       $58,516        ($319,757)          $579,806          $148,601

Interest Expense & Amortization of Deferred
Financing Fees & Debt Discount                    $1,140,050             $0               $0             $6,587            $4,766
Financing Fees                                      $447,187             $0               $0                 $0                $0
Depreciation & Amortization                         $231,222         $1,207               $0                 $0           $77,417
Provision for Income Taxes                                $0             $0               $0           $169,000            $9,967
------------------------------------------------------------------------------------------------------------------------------------
Net Income / (Loss) for the period               ($7,167,776)       $57,309        ($319,757)          $404,219           $56,451
Net loss per common share                             ($0.50)            --               --                 --                --


Weighted avg number of shares outstanding         14,342,053             --               --                 --                --


*Except where specifically identified otherwise.


                                                                    Twelve Month Period ending December 31, 1999*

                                                                             Note         Pro Forma          JAWZ Inc. Pro
                                                       4Comm.com Inc      Reference      Adjustments       Forma Consolidated
                                                          Audited                                              Unaudited
                                                      12 Month Period
                                                       ending Mar 31,
                                                            2000
Revenue                                                 $1,527,834                                --             $8,712,531
Cost of sales                                           $1,108,715                                --             $1,255,618

Expenses
Advertising & Promotion                                    $30,031                                --               $474,598
General & Administration                                  $383,877                                --            $11,778,976
Technical Services                                              $0                                --                $80,279
-----------------------------------------------------------------------------------------------------------------------------
Loss before Interest, Financing Fees,
Depreciation & Amortization, & Provision for
Income Taxes.                                               $5,211                                              ($4,876,940)

Interest Expense & Amortization of Deferred
Financing Fees & Debt Discount                              $1,713                                --             $1,153,116
Financing Fees                                                  $0                                --               $447,187
Depreciation & Amortization                                $16,744          3.0           $8,706,617             $9,033,207
Provision for Income Taxes                                 ($1,759)                               --               $177,208
-----------------------------------------------------------------------------------------------------------------------------
Net Income / (Loss) for the period                        ($11,487)                      ($8,706,617)          ($15,687,658)
Net loss per common share                                       --                                --                 ($0.73)


Weighted avg number of shares outstanding                       --          2.1              588,238             21,578,737
                                                                            2.2            5,253,786
                                                                            2.3              142,587
                                                                            2.4              750,400
                                                                            2.5              501,673

*Except where specifically identified otherwise.



                See accompanying notes to the unaudited pro forma
                    consolidated statement of income/(loss).

                                    JAWZ Inc
                          NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENT OF INCOME/(LOSS)
                          (All amounts stated in $U.S.)
                                December 31, 1999


1. The accompanying unaudited pro forma consolidated financial statements have been prepared by management from the audited financial statements as at December 31, 1999 and for the 12 month period then ended of JAWZ Inc. (a Delaware corporation) ("JAWZ") and the audited financial statements of Pace Systems Group Inc. ("Pace"), Offsite Data Services Ltd. ("Offsite"), Nucleus Consulting Inc ("Nucleus"), Betach Systems Inc. ("BSI"), and 4COMM.com Inc ("4Comm"), together with other information available to the companies. In the opinion of the management of JAWZ, this unaudited pro forma consolidated statement of income includes all adjustments necessary for fair presentation in accordance with generally accepted accounting principles in the United States. This unaudited pro forma consolidated statement of income may not be indicative of the financial position or the results of operations that actually would have occurred if the events reflected therein had been in effect on the dates indicated nor of the financial position or the results of operations which may be obtained in the future.

   These unaudited pro forma consolidated financial statements should be read in conjunction with the audited and unaudited financial statements of the companies included elsewhere in this filing.

2. The unaudited pro forma consolidated balance sheet as at December 31, 1999 gives effect to the following assumptions and transactions outlined in this filing as if the effective dates of those transactions were December 31, 1999:

   2.1 On February 23, 2000, JAWZ issued 588,238 shares under a private placement to a group of investors for net cash of $2,234,510. This cash will be used to fund operational commitments in the year 2000.

   2.2 The acquisition of all of the outstanding common shares of Offsite (including common shares of Offsite issuable on the exercise of all of the outstanding Offsite A warrants) for 5,253,786 exchangeable shares of JAWZ with an ascribed value of $14,162,599.

         Pursuant to this Offer, JAWZ issued 1,389,800 warrants in exchange for the outstanding Offsite warrants. 889,800 of these warrants entitle the holder thereof to acquire .3524 of a JAWZ common share upon payment of Cdn $0.40 ($0.28 USD) which expired March 15, 2000; the remaining 500,000 warrants entitle the holder to acquire .3524 of a JAWZ common share for prices ranging from Cdn $0.50 ($0.34 USD) to Cdn $0.55 ($0.38
         USD) up to September 29, 2001. Pursuant to this Offer, 910,584 stock options of Offsite are exchanged for stock options of JAWZ, which entitle the holder of each to purchase .3524 of an exchangeable share of JAWZ, at a price of Cdn $0.25 ($0.17 USD) which expire on March 15, 2004. A value of $1,649,625 has been ascribed to the warrants and options acquired on the acquisition.

         The acquisition has been accounted for in these unaudited pro forma consolidated financial statements using the purchase method. The aggregate purchase price of $15,934,200 has been allocated to the net assets acquired based on their estimated fair values, as follows:

                                    JAWZ Inc
                          NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENT OF INCOME/(LOSS)
                          (All amounts stated in $U.S.)
                                December 31, 1999


         ----------------------------------------------------------------
                                                Purchase Price Allocation
         ----------------------------------------------------------------
         Net assets acquired                                   $ 329,951
         ----------------------------------------------------------------
         Goodwill                                           $ 15,604,249
         ----------------------------------------------------------------
         Purchase Price                                     $ 15,934,200
         ----------------------------------------------------------------

         ----------------------------------------------------------------
         Consideration:
         ----------------------------------------------------------------
         Common Stock of JAWZ                               $ 14,162,599
         ----------------------------------------------------------------
         Value of Warrants & Options Exchanged               $ 1,649,625
         ----------------------------------------------------------------
         Acquisition Costs                                     $ 121,976
         ----------------------------------------------------------------
         Total Consideration                                $ 15,934,200
         ----------------------------------------------------------------

   2.3 JAWZ acquired all of the outstanding shares of Nucleus for a closing payment of $250,000 in cash and 142,857 shares of JAWZ with an ascribed value of $1,000,000. The Company paid additional consideration of $750,000 into a trust, which will be released on the third, sixth and nine month anniversary of the closing of the transaction. In addition there is contingent consideration payable of 285,714 commons shares of the Company at an ascribed value of $7.00 per share or $2,000,000 in total. Half of the common share consideration will be released if the actual revenues and earnings before interest and taxes for the year ended April 20, 2001 equal or exceed $3,500,000 and $800,000 respectively and the remaining share consideration will be released if actual revenues and earnings for the year ended April 20, 2002 equal or exceed $5,250,000 and $1,200,000 respectively. The contingent consideration has not been reflected in these unaudited pro forma consolidated financial statements, as the outcome of the contingent share consideration cannot be reasonably determined at this time.

         The acquisition has been accounted for in these unaudited pro forma consolidated financial statements using the purchase method. The aggregate purchase price of $2,300,000 has been allocated to the net assets acquired based on their estimated fair values, as follows:

         ----------------------------------------------------------------
                                                Purchase Price Allocation
         ----------------------------------------------------------------
         Net assets acquired                                    $ 92,172
         ----------------------------------------------------------------
         Goodwill                                            $ 2,207,828
         ----------------------------------------------------------------
         Purchase Price                                      $ 2,300,000
         ----------------------------------------------------------------

         ----------------------------------------------------------------
         Consideration:
         ----------------------------------------------------------------
         Common Stock of JAWZ                                $ 1,000,000
         ----------------------------------------------------------------
         Cash                                                $ 1,000,000
         ----------------------------------------------------------------
         Acquisition Costs                                     $ 300,000
         ----------------------------------------------------------------
         Total Consideration                                  $2,300,000
         ----------------------------------------------------------------

   2.4 On August 22, 2000 the Company purchased 100% of the outstanding common shares of Betach Systems Inc. and Betach Advanced Solutions Inc. (the Betach companies),

                                    JAWZ Inc
                          NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENT OF INCOME/(LOSS)
                          (All amounts stated in $U.S.)
                                December 31, 1999


         incorporated in Alberta, Canada, in exchange for 750,400 exchangeable shares of the Company with an ascribed value of $3,804,528. Exchangeable shares have economic rights, including the right to any dividend and voting attributes equivalent to the Company's common stock. The holders of the exchangeable shares have the right to receive Company common stock on a one for one basis. In addition, 400,000 warrants with an ascribed value of $1.14 were released on closing. The warrants include cashless exercise provisions and each warrant is exercisable into one share of common stock. These warrants expire on August 22, 2005.

         There is contingent share consideration of 369,600 exchangeable shares of the Company to be released on the 12 month anniversary date. The contingent consideration is subject to the continued employment of certain key individuals and meeting the 12 month revenue target of $4,000,000. The contingent consideration has not been reflected in these unaudited pro forma consolidated financial statements, as the outcome of the contingent share consideration cannot be reasonably determined at this time. The acquisition has been accounted for using the purchase method. The purchase price has been allocated to the net assets based on their estimated fair values as follows:

         ----------------------------------------------------------------
                                                Purchase Price Allocation
         ----------------------------------------------------------------
         Net assets acquired                                     $ 9,487
         ----------------------------------------------------------------
         Goodwill                                            $ 4,351,041
         ----------------------------------------------------------------
         Purchase Price                                      $ 4,360,528
         ----------------------------------------------------------------

         ----------------------------------------------------------------
         Consideration:
         ----------------------------------------------------------------
         Common Stock of JAWZ                                $ 3,804,528
         ----------------------------------------------------------------
         Warrants                                              $ 456,000
         ----------------------------------------------------------------
         Acquisition Costs                                     $ 100,000
         ----------------------------------------------------------------
         Total Consideration                                  $4,360,528
         ----------------------------------------------------------------

   2.5 On August 15, 2000, the Company purchased 100% of the outstanding common shares of 4COMM.com Inc, a company incorporated in Ontario, Canada in exchange for $218,867 and 140,618 exchangeable shares of the Company with an ascribed value of $457,037. In addition, 361,055 exchangeable shares with an ascribed value of $1,173,502 representing the first installment of contingent consideration was paid on closing. Exchangeable shares have economic rights, including the right to any dividend and voting attributes equivalent to the Company's common stock. The holders of the exchangeable shares have the right to receive Company common stock on a one for one basis.

         There is contingent consideration of 1,444,220 exchangeable shares of the Company. As described above, 361,055 exchangeable shares were issued on closing. The remainder will be issued at the 12, 24 and 36 month anniversary dates. This exchangeable share consideration will be released if the 12, 24, 36 month targets for gross revenue and earnings before interest and taxes are met. These targets are gross revenues of

                                    JAWZ Inc
                          NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED STATEMENT OF INCOME/(LOSS)
                          (All amounts stated in $U.S.)
                                December 31, 1999


         $3,500,000, $5,500,000 and $8,400,000 respectively and earnings before interest and tax of $600,000, $1,000,000 and $1,800,000 respectively. The contingent consideration has not been reflected in these unaudited pro forma consolidated financial statements, as the outcome of the contingent share consideration cannot be reasonably determined at this time. The acquisition has been accounted for using the purchase method. The purchase price has been allocated to the net assets based on their estimated fair values as follows:

         ----------------------------------------------------------------
                                                Purchase Price Allocation
         ----------------------------------------------------------------
         Net assets acquired                                     $ (504)
         ----------------------------------------------------------------
         Goodwill                                            $ 1,949,910
         ----------------------------------------------------------------
         Purchase Price                                      $ 1,949,406
         ----------------------------------------------------------------

         ----------------------------------------------------------------
         Consideration:
         ----------------------------------------------------------------
         Common Stock of JAWZ                                $ 1,630,539
         ----------------------------------------------------------------
         Cash                                                  $ 218,867
         ----------------------------------------------------------------
         Acquisition Costs                                     $ 100,000
         ----------------------------------------------------------------
         Total Consideration                                  $1,949,406
         ----------------------------------------------------------------

   3. The unaudited pro forma consolidated statement of income for the twelve month period ended December 31, 1999 gives effect to the acquisitions by JAWZ as described in 2.0 above as if the transactions had occurred January 1, 1999. The following adjustments are reflected:

         The amortization of goodwill attributable to the allocation of the purchase price of PACE, Offsite (see 2.2 above), Nucleus (see 2.3 above), Betach (see 2.4 above), and 4Comm (see 2.5 above) in excess of the carrying value of the net assets acquired, calculated on a straight-line basis over a period of three years.

   4. The amounts shown in these unaudited pro forma consolidated financial statements for Pace and for Offsite have been translated into United States dollars from Canadian dollars at the period end rate for the balance sheet and the period average rate for the income statement.

                                   SIGNATURES

      Pursuant to the requirements set forth in the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2000                  JAWZ INC.

                                         By:  /s/ Riaz Mamdani
                                             Name:  Riaz Mamdani
                                             Title:  Chief Financial Officer





                                      S-1